Income Taxes (Deferred Income Tax Balances) (Details) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Noncurrent Deferred Income Tax Assets
Net operating loss (NOL) carryforwards	$ 0	$ 8
Property, plant and equipment	520	943
Intangible assets	81	29
Long-term debt	20	52
Employee benefit obligations	56	84
Commodity contracts and interest rate swaps	25	0
Other	8	6
Total deferred tax assets	$ 710	$ 1,122